UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LEGG MASON PARTNERS INVESTMENT TRUST

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The initial results from the special meeting of shareholders for ClearBridge Large Cap Growth Fund that was held on April 7, 2026, were overwhelmingly positive; however, there was not enough shareholder participation to meet the necessary vote required under applicable law. Due to this, the shareholder meeting has been adjourned and will reconvene on May 14, 2026, at 1:00 p.m. ET.

What this means for fund shareholders

No action is necessary for shareholders that have already voted and they won’t be contacted by EQ Fund Solutions (EQFS), the fund’s proxy solicitor. For shareholders that have yet to vote, they will receive a letter from EQFS and EQFS will begin solicitation calls shortly after that letter is mailed later this week.

Proposed changes to the fund

ClearBridge Large Cap Growth Fund is soliciting shareholder approval of two changes to the fund. These changes and proxy details are covered below.

Proposal to change the fund’s classification

ClearBridge Large Cap Growth Fund’s Board of Trustees has approved changing the fund’s classification from diversified to non-diversified. Generally, a non-diversified fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests a larger percentage of its assets in a smaller number of issuers, it will be more susceptible to negative events affecting those issuers. This change is subject to shareholder approval.

Proposal to authorize the fund to rely on a Manager of Managers Order

There is also a proposal that would enable the fund’s manager, with the approval of the fund’s Board of Trustees, to enter into and materially amend subadvisory contracts without shareholder approval in reliance on an exemptive order previously granted by the Securities and Exchange Commission. This change is subject to shareholder approval.

Proxy information

Shareholders of record as of January 21, 2026, were mailed a proxy statement and proxy card on Monday, February 2, 2026. The shareholder meeting has been adjourned and will reconvene on May 14, 2026, at 1:00 p.m. ET.

Financial professionals with clients invested in the fund will receive an email about the adjournment this Friday, April 10.

Refer to the following documents for more information:

Prospectus supplement

Sample proxy statement

If you have any questions, please contact your Franklin Templeton representative.

This communication is not a solicitation of any proxy.

continued

FOR HOME OFFICE USE ONLY. NOT FOR DISTRIBUTION TO FINANCIAL PROFESSIONALS OR RETAIL INVESTORS.

© 2026 Franklin Distributors, LLC. Member FINRA, SIPC. Franklin Distributors is a wholly owned subsidiary of Franklin Resources, Inc. All entities mentioned are Franklin Templeton companies. Putnam funds are not exchangeable for other funds distributed by Franklin Distributors, LLC.

ClearBridge Large Cap Growth Fund tickers:

Share Class	Ticker

A	SBLGX

C	SLCCX

I	SBLYX

IS	LSITX

O	LCMMX

R	LMPLX

FOR HOME OFFICE USE ONLY. NOT FOR DISTRIBUTION TO FINANCIAL PROFESSIONALS OR RETAIL INVESTORS.

© 2026 Franklin Distributors, LLC. Member FINRA, SIPC. Franklin Distributors is a wholly owned subsidiary of Franklin Resources, Inc. All entities mentioned are Franklin Templeton companies.

2

US Email Template “Operational Email” VI 2025

This email will be sent to all recipients, including those who have previously unsubscribed.

Email Name:	WM-ES-17877-CB Large Cap Growth Proxy Update-OPER-US-2026-04-10

Expected Send/Launch Date:	4/10/26

Targeting:	FAs with AUM in ClearBridge Large Cap Growth Fund

Conditional Groups (if any):	No

Sender / From Name:	Operational Service US

UTM ID:	CMP-04383-Y9M3Q

Subject Line(s):	Special shareholder meeting adjourned: ClearBridge Large Cap Growth Fund

Preview Text:	Special shareholder meeting adjourned and will reconvene on May 14

Special shareholder meeting adjourned: ClearBridge

Large Cap Growth Fund

The initial results from the special meeting of shareholders for ClearBridge Large Cap Growth Fund that was held on April 7, 2026, were overwhelmingly positive; however, there was not enough shareholder participation to meet the necessary vote required under applicable law. Due to this, the shareholder meeting has been adjourned and will reconvene on May 14, 2026, at 1:00 p.m. ET.

What this means for your clients invested in the fund

If your clients have already voted, no further action is required, and they won’t be contacted by EQ Fund Solutions (EQFS), the fund’s proxy solicitor. For those that have yet to vote, they will receive a letter from EQFS and EQFS will begin solicitation calls shortly after that letter is mailed later this week.

Proposed changes to the fund

ClearBridge Large Cap Growth Fund is soliciting shareholder approval of two changes to the fund. These changes and proxy details are covered below.

Proposal to change the fund’s classification

ClearBridge Large Cap Growth Fund’s Board of Trustees has approved changing the fund’s classification from diversified to non-diversified. Generally, a non-diversified fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests a larger percentage of its assets in a smaller number of issuers, it will be more susceptible to negative events affecting those issuers. This change is subject to shareholder approval.

Proposal to authorize the fund to rely on a Manager of Managers Order

There is also a proposal that would enable the fund’s manager, with the approval of the fund’s Board of Trustees, to enter into and materially amend subadvisory contracts without shareholder approval in reliance on an exemptive order previously granted by the Securities and Exchange Commission. This change is subject to shareholder approval.

Proxy information

Shareholders of record as of January 21, 2026, were mailed a proxy statement and proxy card on Monday, February 2, 2026. The shareholder meeting has been adjourned and will reconvene on May 14, 2026.

Proxy statement

Sample proxy card

If you or your clients have any questions regarding the proxy statement or voting process, please contact EQFS, at (800) 290-6424. Representatives are available Monday through Friday, from 9 a.m. to 10 p.m. ET.

Note regarding proxy solicitation calls: Only shareholders who have not voted their proxy will receive solicitation calls. Once a shareholder votes their proxy, they will no longer receive solicitation calls.

This communication is not a solicitation of any proxy.

For Financial Professional and Institutional Use Only. Not for Public Use.

All investments involve risks, including possible loss of principal.

You are receiving this notification as our records show that you have clients invested in this fund/product. Your firm’s availability of Franklin Templeton funds/products could have changed since the initial investment. Please check with your firm if you have any questions about the current availability of this fund/product.

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Franklin Templeton is not affiliated with Bank of America Corporation.

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